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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 25, 1997


                                VEECO INSTRUMENTS INC.
               (Exact Name of Registrant as Specified in its Charter)


             Delaware                    0-16244            11-2989601
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(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation)                      File Number)        Identification No.


Terminal Drive, Plainview, New York                          11803
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (516)349-8300
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                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events.
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           Reference is made to the Registrant's press release dated July 25,
           1997, incorporated herein by reference and included as an exhibit hereto.


Item 7     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)  Exhibits.


Exhibit No.      Exhibit
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    20           Press Release of the Registrant, dated July 25, 1997 (filed herewith).












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                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VEECO INSTRUMENTS INC.

Date: August 11, 1997                 By: /s/ Edward H. Braun
                                        --------------------------
                                         Edward H. Braun
                                         Chairman, Chief Executive
                                         Officer and President



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                                   EXHIBIT INDEX

Exhibit
-------

  20           Press Release of the Registrant, dated July 25, 1997








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